Exhibit 99.1


    Certification of Principal Executive Officer Pursuant to Section 1350 of
    ------------------------------------------------------------------------
                Chapter 63 of Title 18 of the United States Code
                ------------------------------------------------

     I, Ronald N. Zebeck, Chairman and Chief Executive Officer of Metris Companies Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                          /s/ Ronald N. Zebeck
                                          -----------------------------------
                                          Ronald N. Zebeck
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)
                                          November 14, 2002